Management Presentation September 2013

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 42 quarters (1) – $217mm EBITDA (2) LTM 2Q13 – LTM Return on Capital 15.8% (2)  Strong balance sheet – Rated BB- and Ba3 (3) – $391mm unrestricted cash (4) – $145mm debt – Debt/EBITDA 0.7x(2) – $33mm in share repurchase YTD  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Rated BB- by Standard & Poor’s, rated Ba3 by Moody’s (4) Unrestricted cash includes investments in marketable securities as of Jun 30, 2013 (5) YTD is through June 2013 Built to be different Leisure customer Small cities Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Nationwide footprint Based on current published schedule through April 29, 2014 228 routes, 68 operating aircraft 85 small cities, 14 leisure destinations 4 Yellow dots – leisure destinations Blue dots – small cities Large dots - bases

Little competition 21 207 5 45 85 125 165 205 Routes w competition Routes wo competition Uniquely built to profitably serve small city markets 5 Competitors – overlapping routes Frontier – 1 Spirit – 1 United – 1 Southwest – 12 US Airways - 3 Delta - 2 Hawaiian – 3 Alaska – 3 Sun Country – 1 American - 1 Based on current published schedule through Apr 29, 2014 Announcements and cancellations as of Aug 20, 2013

Changing competitive landscape 6  Mergers – rationalizing capacity – Southwest/AirTran – rationalize markets • Operate in 12 markets that they left, 7 of which coincided with their exit – Delta/Northwest – rationalize hubs • Memphis & Cincinnati – 40% & 60% less seats than in 2007 – American/US Airways – hubs in Dallas, Phoenix and Los Angeles  Bankruptcy – Direct Air • Responded with growth into Punta Gorda, FL

Matching capacity to demand 25% 20% 2% 5% 22% 22% 4% 14% 15% 15% 15% 15% 15% 12% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Flights per day from Las Vegas % of weekly total ALGT LUV 7 Flights per day from Las Vegas – based on published schedules from Nov 2011 – Oct 2013  Peak day revenue premium  Not scheduled for business travel – Less of a threat to competition – Little competitive response  Low cost assets = flexibility – Maintain flexibility with Airbus

Staying profitable in small cities 8 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2011 2012 2013E Avg. block hours/AC/day 1 - Peak = sample peak frequency determined from June 11 – Aug 5, 2012, sample off peak = Aug 13 – Sept 16, 2012 2 – Scheduled aircraft does not include the MD-80s dedicated to charter service, refers to end of period 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2011 2012 2013E Avg Sched AC (2) 50 58 68

International service(1)  2014  Small cities to Las Vegas – Hermosillo, Mexico  Destination markets – Cabo  Automation - payment, taxes  Bilingual capabilities - website, call center, inflight & stations  Regulatory 9 1 – In planning stages. Implementation of service subject to various conditions which may not be achieved within projected time table, if at all.

Ancillary air related fees  Carry on bag fee – introduced April 2012 – YTD 2013 total bag fees per passenger +65% YoY  Manage existing fees – YTD 2013 seat fee per passenger +22% YoY  Future products – loyalty program, co-branded credit card 10 $29.07 $30.24 $31.17 $35.72 $33.14 $41.18 $20 $25 $30 $35 $40 $45 $50 $55 2009 2010 2011 2012 YTD 2012 YTD 2013 $ pe r p a s s e n g e r Avg fare – ancillary air related YTD - data through June

Ancillary revenue – third party products  Bundled vacation packages  Very high margins – 25% of LTM 2Q13 pre-tax income  Wholesale price for hotel & car, we manage margin, no inventory risk 11 Ancillary revenue – 3rd party $89.3 $106.4 $119.0 $121.5 $24.4 $29.9 $36.1 $38.3 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2010 2011 2012 LTM 2Q13 U S D m m Gross revenue Net revenue $4.01 $4.34 $5.18 $5.48 $5.56 $5.66 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2009 2010 2011 2012 YTD 2012 YTD 2013 $ pe r p a s s e n g e r Third party net revenue per passenger YTD - data through June

Excellent cost structure 11.6 JBLU 12.6 LUV 10.2 ALGT 11.8 ALK(1) 10.0 SAVE 9.5 10 10.5 11 11.5 12 12.5 13 600 700 800 900 1,000 1,100 1,200 T o tal cos t p e r A S M ( c e n ts ) Average stage length (miles) 7.1 JBLU 8.0 LUV 5.4 ALGT 7.5 ALK(1) 6.0 SAVE 5 5.5 6 6.5 7 7.5 8 8.5 600 700 800 900 1,000 1,100 1,200 T o tal cos t e x f u el p e r A S M ( c e n ts ) Average stage length (miles) 12 Operating cost/ASM (CASM) vs stage length Operating cost ex fuel/ASM (CASM ex) vs stage length (1) ALK is mainline statistics LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit Time period – LTM 2Q13, ASM – available seat miles,

Low cost aircraft 13 MD-80 757 A319 A320 Depreciation/amortization or rent (1) $65 $100 $75 - $150 Seats 166 223 156 177 Gallons per block hour 950 (2) 1,100 (2) 725 – 780(3) Block hours per departure 2.4 3.6 % of 2012 scheduled departures 97% 3% % of total aircraft – EOY 2014 (3) 73% 9% 6% 13% % of scheduled ASMs - 2014 (3) 18% to 20% % of total aircraft – EOY 2015 (3) 67% 8% 13% 12% % of scheduled ASMs – 2015 (3) 26% to 28% (1) - Either depreciation or AC rent per aircraft per month in thousands USD. A319 and A320 monthly rates are blended together (2) - 2012 figures (3) - Estimated Aircraft EOY 2014 & 2015 are aircraft currently under contract Airbus % of scheduled ASMs is projected and subject to revision

Aircraft fuel  Converted MD-80s to 166 seats – Improves ASMs per gallon  Growing with Airbus aircraft – Airbus is at least 15% more fuel efficient (1) than MD-80 – 177 seat A320, generate more ASMs 14 58.3 58.9 59.1 63.0 61.7 67.5 50.00 55.00 60.00 65.00 70.00 2009 2010 2011 2012 YTD 2012 YTD 2013 ASMs per gallon 1 - Fuel efficiency measured in block hours per gallon YTD – data through June

Consistency in different environments 16% 10% 14% 15% 3% 11% 13% 14% 6% 2% 4% 4% 4% 3% 4% 3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2010 2011 2012 LTM 2Q13 P re -ta x m arg in ALGT SAVE LUV JBLU LUV = Southwest Airlines; SAVE = Spirit Airlines, JBLU = JetBlue Sched ASM growth – Allegiant year over year scheduled ASM growth Recovery Runaway Oil 15 Slow economic growth High energy costs Sched ASM growth 16.0% 1.0% 20.0% 18.6% Average AC growth 15% 7% 15% 9% Pre-tax margins over time

Uses of cash $98 $87 $105 $121 $0 $50 $100 $150 2010 2011 2012 LTM 2Q13 $ m m 16 CAPEX $31.7 $21.2 $9.3 $11.2 $0.0 $50.0 2010 2011 2012 LTM 2Q13 $ m m Debt payments Cash from operations $98 $130 $177 $201 $0 $50 $100 $150 $200 $250 2010 2011 2012 LTM 2Q13 $ m m $69 $2 $44 $76 $0 $50 $100 2010 2011 2012 LTM 2Q13 $ m m Returning cash to shareholders

Returning cash $140 $127 $190 $217 47 52 60 63 64 69 73 20 30 40 50 60 70 80 $100 $125 $150 $175 $200 $225 A v g ai rc raf t $ m m EBITDA Avg AC 17 Cash returned as a % of EBITDA 49.2% 1.5% 22.9% 35.1% 0% 10% 20% 30% 40% 50% 60% 2010 2011 2012 LTM 2Q13 $ m m See reconciliation tables EBITDA vs Avg Aircraft

Cumulative return to shareholders $0.6 $17.4 $42.7 $96.5 $98.4 $103.4 $136.4 $14.9 $14.9 $53.5 $53.5 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2007 2008 2009 2010 2011 2012 2013 YTD $ m m Share repurchases Dividends 18 2013 YTD as of 2nd quarter 2013 $189.9m returned to shareholders since 2007 $90m remaining in share repurchase authority

Appendix

GAAP reconciliation EBITDA calculations 20 $mm LTM 2Q13 2012 2011 2010 2009 2008 Net Income 89.1 78.6 49.4 65.7 76.3 35.4 +Provision for Income Taxes 52.5 46.2 30.1 37.6 44.2 19.8 +Other Expenses 8.0 7.8 5.9 1.3 1.6 .7 +Depreciation and Amortization 67.2 57.5 42.0 35.0 29.6 23.5 =EBITDA 216.8 190.1 127.4 139.6 151.8 79.4 Total debt 145.1 150.9 146.0 28.1 45.8 64.7 +7 x annual rent 11.7 0 7.7 12.0 13.5 19.7 Adjusted total debt 156.8 150.9 153.7 40.1 59.3 84.4 =Adjusted Debt to EBITDA 0.7x 0.8x 1.2x 0.3x 0.4x 1.1x Average aircraft in period 63 60 52 47 43 36 =EBITDA per aircraft 3.4 3.2 2.4 2.9 3.6 2.2 Interest expense 8.9 8.7 7.2 2.5 4.1 5.4 = Interest coverage 24.2x 21.9x 17.7x 55.4x 37.2x 14.7x

GAAP reconciliation EBITDA calculations 21 $mm LTM 2Q13 2012 2011 2010 Net Income 89.1 78.6 49.4 65.7 +Provision for Income Taxes 52.5 46.2 30.1 37.6 +Other Expenses 8.0 7.8 5.9 1.3 +Depreciation and Amortization 67.2 57.5 42.0 35.0 =EBITDA 216.8 190.1 127.4 139.6 Repurchase of common stock 37.4 5.0 1.9 53.8 Cash dividends paid to shareholders 38.6 38.6 0 14.9 Total cash returned to shareholders 76.0 43.6 1.9 68.7 Cash returned as a % of EBITDA 35.1% 22.9% 1.5% 49.2%

GAAP reconciliation Return on equity 22 $mm LTM 2Q13 2012 2011 2010 2009 Net Income ($mm) 89.1 78.6 49.4 65.7 76.3 Jun 2013 Jun 2012 Dec 2012 Dec 2011 Dec 2010 Dec 2009 Total shareholders equity ($mm) 429.6 403.0 400.5 351.5 297.7 292.0 Return on equity 21% 21% 15% 22% ROE = Net income / Avg shareholders equity

GAAP reconciliation Return on capital employed calculation $mm LTM 2Q13 2012 2011 2010 + Net income 89.1 78.6 49.4 65.7 + Income tax 52.5 46.2 30.1 37.6 + Interest expense 8.9 8.7 7.2 2.5 - Interest income 1.0 1.0 1.2 1.2 EBIT 149.6 132.5 85.5 104.6 + Interest income 1.0 1.0 1.2 1.2 Tax rate 37.1% 37.1% 37.9% 36.4% Numerator 94.7 84.0 53.9 67.3 Total assets prior year 820.7 706.7 501.3 499.6 - Current liabilities prior year 234.0 177.6 166.6 158.6 + ST debt of prior year 11.4 8.0 16.5 23.3 Denominator 598.1 537.1 351.2 364.3 = Return on capital employed 15.8% 15.6% 15.3% 18.5% 23

GAAP reconciliation Free cash flow calculations 24 $mm YTD 2013 LTM 2Q13 2012 2011 2010 Cash from operations 141.1 201.2 176.8 129.9 98.0 - CAPEX 77.0 121.0 105.1 88.0 98.5 = Free cash flow 64.1 80.1 71.7 41.9 (0.5) YTD – through June 2013

GAAP reconciliation Net debt 25 $mm Jun 2013 Dec 2012 Dec 2011 Dec 2010 Current maturities of long term debt 12.0 11.6 7.9 16.5 Long term debt, net of current maturities 133.1 139.2 138.2 11.6 Total debt 145.1 150.8 146.1 28.1 Cash and cash equivalents 86.4 89.6 150.7 113.3 Short term investments 272.1 239.1 154.8 35.7 Long term investments 32.8 24.0 14.0 1.3 Total cash 391.3 352.7 319.5 150.3 = Net debt ($246.2) ($201.9) ($173.4) ($122.2)

Q2 summary - revenue 26 $231.2 $255.8 $13.7 $19.0 $0.6 ($6.7) ($1.9) $210 $220 $230 $240 $250 $260 $270 2Q12 total revenue Scheduled service revenue Air-related revenue Third party revenue Fixed fee revenue Other revenue 2Q13 total revenue M ill io n s U S D Scheduled rev 10.8% growth in passengers, 1.6% decline in average fare Air related ancillary 20% growth in ancillary per passenger, bags and related charges increased 43% versus last year 3rd party ancillary Net revenue margin increased 0.9 percentage points, while net revenue per passenger decreased 4.3% Fixed fee rev Loss of the Caesars fixed fee contract in December 2012 Other rev 757 AC leased out in 2Q12 and not in 2Q13

Q2 summary - costs 27 -10.1% 4.5% -9.5% 17.3% -13.8% 18.3% 13.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% Fuel Salary/benefits Station operations Maintenance Sales/marketing Depreciation Other YoY change in expenses per ASM Fuel Gallons consumed increased 4.7%, while cost per gallon decreased 1.9% Salary/benefits Higher pilot pay band since Nov 2012, 9.7% increase in FTEs Station operations Increased airport costs in Las Vegas and higher operating costs in Hawaii, offset by a 3.6% decline in sys departures Maintenance Increase in the number of heavy maintenance events versus last year in conjunction with costlier work scope Sales/marketing Decrease in credit card fees due to an increase in less costly debit card transactions Depreciation Higher number of aircraft and a change in the estimates for residual value and useful life of MD80 engine pool Other Non capitalized IT development, Airbus training and costs to support a seasonal base in Los Angeles AC rent is not included as there was not any expense in 2Q12

Continuous growth 136 160 171 195 46 51 57 63 68 70 76 40 45 50 55 60 65 70 75 80 100 110 120 130 140 150 160 170 180 190 200 2009 2010 2011 2012 2013E 2014E 2015E # o f a ir c raf t # o f ro u te s Routes Aircraft 28 Above data represents values at end of period

Revenue momentum 29 $76.26 $89.15 $88.90 $92.19 $92.73 $70 $75 $80 $85 $90 $95 $100 2010 2011 2012 YTD 2012 YTD 2013 Average fare - scheduled service $4.34 $5.18 $5.48 $5.56 $5.66 $4.00 $4.50 $5.00 $5.50 $6.00 2010 2011 2012 YTD 2012 YTD 2013 Average fare - ancillary third party products $30.24 $31.17 $35.72 $33.14 $41.18 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2010 2011 2012 YTD 2012 YTD 2013 Average fare - ancillary air-related charges $111 $126 $130 $131 $140 $105 $110 $115 $120 $125 $130 $135 $140 $145 2010 2011 2012 YTD 2012 YTD 2013 Average fare - total All revenue is revenue per scheduled passenger YTD – data through June

Our website is our only store 30  29mm unique visitors in 2012  Low acquisition costs  Low transaction costs – High debit card usage – Debit discount  93% of 2Q13 sales were through the site

LTM 2Q13 cost per passenger Low cost drivers $54 $44 $54 $62 $10 $16 $11 $13 $11 $5 $10 $13 $21 $21 $45 $36 $19 $24 $29 $36 ALGT SAVE LUV JBLU 31 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers Other Aircraft $75 $75 $88 $40 $74 $72 Ex fuel cost = $61 Fuel cost = $54 Total Allegiant = $115 Ex fuel cost = $95 Fuel cost = $54 Total Southwest = $149 Ex fuel cost = $98 Fuel cost = $62 Total JetBlue = $160 $65 $45 Ex fuel cost = $66 Fuel cost = $44 Total Spirit = $110 Fuel Ownership Maintenance Other Labor

Better equipped to handle higher fuel 2008 2012 % change System ASMs (billions) 4.4 7.5 71% Average # of aircraft 36 60 67% Avg fare – scheduled service $84.97 $88.90 5% Avg ancillary - total $29.43 $41.20 40% Avg fare - total $114.40 $130.10 14% Pre-tax margin 11.0% 13.7% 32 $1.73 $3.22 $4.06 $3.37 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 EPS Avg scheduled service fuel price/gal 2008 2012 $79 $55 $190 $125 15 35 55 75 95 115 135 155 175 195 215 EBITDA Pre-tax income $mm EBITDA – see GAAP reconciliation in appendix

Credit metrics 15.3% 15.6% 15.8% 3.3% 0% 10% 20% 2011 2012 LTM 2Q13 LUV LTM 2Q13 33 Return on capital employed 15.0% 21.0% 21.0% 5.5% 0% 10% 20% 30% 2011 2012 LTM 2Q13 LUV LTM 2Q13 Return on equity 17.7 x 21.9 x 24.2 x 12.0 x 0 5 10 15 20 25 30 2011 2012 LTM 2Q13 LUV LTM 2Q13 Interest coverage 1.2 x 0.8 x 0.7 x 3.5 x 0 1 2 3 4 2011 2012 LTM 2Q13 LUV LTM 2Q13 Debt / EBITDA LUV = Southwest Airlines, based on published information

Strong cash generation $140 $127 $190 $217 $100 $125 $150 $175 $200 $225 2010 2011 2012 LTM 2Q13 $ m m 34 EBITDA $2.9 $2.4 $3.2 $3.4 $2.0 $2.5 $3.0 $3.5 $4.0 2010 2011 2012 LTM 2Q13 $ m m EBITDA per AC Free cash flow $0 $42 $72 $80 -$25 $0 $25 $50 $75 $100 2010 2011 2012 LTM 2Q13 $ m m ($122) ($173) ($202) ($246) -$300 -$225 -$150 -$75 $0 2010 2011 2012 2Q13 $ m m Net debt See reconciliation tables Net debt is end of period

 3Q13 PRASM +1.5 to 3.5%  3Q13 TRASM +0.5 to 2.5%  3Q13 CASM ex fuel +7 to 9%  FY13 CASM ex fuel +2 to 5%  3Q13 Fixed fee + other revenue $3mm to $5mm  FY13 CAPEX $170mm to $180mm 3rd Quarter 2013 4th Quarter 2013 Full year 2013 System departures (10) to (8)% (3) to 1% System ASMs 2 to 4% 6 to 10% 7 to 11% Scheduled departures (3) to (1)% 3 to 7% Scheduled ASMs 7 to 9% 10 to 14% 12 to 16% Existing guidance 35 Guidance subject to change